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                                                                    Exhibit 23.1


                             DELOITTE & TOUCHE LLP

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 333-45969 and 333-56395 of Bionutrics, Inc. on Form S-8 of our report dated January 8, 1999, appearing in this Annual Report on Form 10-K of Bionutrics, Inc. for the year ended October 31, 1998.


/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Phoenix, Arizona
January 22, 1999